                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                       -----------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                        PURSUANT TO SECTION 13 OR 15 (d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934



Date of Report (date of earliest event report)                         22-Sep-97

TMS Auto Holdings, Inc. (as Seller) under a Sale and Servicing Agreement dated as of February 28, 1997 in connection with the issuance of The Money Store Auto Trust Asset Backed Securities, (Series 1997-1)

                             TMS Auto Holdings, Inc.
 -------------------------------------------------------------------------------
             (Exact name of regristrant as specified in its charter)


Delaware
New Jersey                      333-14075-02                  91-181-5414
----------                      ------------                  -----------
(State or other                 (Commission                  (IRS Employer
jurisdiction of                 File Number)                  ID Number)
incorporation)


2840  Morris  Avenue,     Union,  New  Jersey                       07083
--------------------------------------------------------------------------------
(Address of principal executive officer)


Registrant's Telephone Number,
including area code:                                    908-686-2000
                                                        ------------------------


                                       n/a
 -------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

             Item 5               Other Events
                                  -----------------------------------



Attached herein as Annex A is a copy of the Monthly Statement sent to the
Noteholders and Certificateholders for the remittance date of:         22-Sep-97


             Item 7               Financial Statements and Exhibits
                                  ------------------------------------

     The quarterly financial statement for the period ended September 30, 1996 for Financial Security Assurance Holdings Ltd. ("FSA") is incorporated by reference to the Form 10Q filed by FSA with the Securities and Exchange Commission on November 11, 1996.

                                   SIGNATURES



     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.





                                               THE MONEY STORE AUTO TRUST
                                               ASSET BACKED SECURITIES, 1997-I



                                               By /S/ James K. Ransom
                                               ---------------------------------
                                                   James K. Ransom
                                                   Vice President


Dated: 09/30/97

                        THE MONEY STORE AUTO TRUST 1997-1
                         6.83% Asset Backed Certificates
                           Certificateholder Statement

          IN ACCORDANCE WITH SECTION 5.8 OF THE SALE AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING
          TO SERIES 1997 - 1 FOR THE SEPTEMBER 15, 1997 DETERMINATION DATE

               DISTRIBUTION DATE        09/22/97      MONTHLY PERIOD      Aug-97


A.     Information Regarding the Current Monthly Distribution :

       I.    CERTIFICATES

                       (a)  The aggregate amount of the distribution to
                              Certificateholders                                                              14,798.33

                       (b)  The amount of the distribution set forth in  A. 1. (a) above in
                               respect of interest on the Certificates                                        14,798.33     5.8(ii)

                       (c)  The amount of the distribution set forth in  A. 1. (a) above in
                               respect of principal on the Certificates                                            0.00     5.8(i)

                       (d)  The amount of the distribution in A.1. (a) payable
                               pursuant to a claim on the Certificate Policy                                       0.00     5.8(iii)


                       (e)  The remaining outstanding balance available to
                               be drawn under the Certificate Policy                                          14,798.33     5.8(iii)


                       (f)  The amount of the distribution set forth in paragraph
                             A.1. (a) above per $1,000 interest in the Certificates                           5.6916654

                       (g)  The amount of the distribution set forth in paragraph
                               A.1. (b) above per $1,000 interest in the Certificates                         5.6916654

                       (h)  The amount of the distribution set forth in paragraph
                              A.1. (c) above per $1,000 interest in the Certificates                          0.0000000

                       (i)  The amount of the distribution set forth in paragraph
                             A.1. (d) above per $1,000 interest in the Certificates                           0.0000000


B       Information Regarding the Performance of the Trust :

       I. POOL BALANCE AND CERTIFICATE PRINCIPAL BALANCE.

                       (a)  The Pool Balance as of the close of business
                               on the last day of the Monthly Period                                     109,048,777.39     5.8(iv)

                       (b)  The Certificate Principal Balance after giving effect to payments allocated to principal as set forth in
                              Paragraph A.1. (c)                                                           2,600,000.00     5.8(v)


                       (c)  The Certificate Factor after giving affect to the payments
                              set forth in paragraph A.1. (c)                                                 1.0000000

                       (d)  The amount of aggregate Realized Losses for the
                               second preceding Month Period                                                 711,801.42

                       (e)  The aggregate Purchase Amount for all Receivables that
                              were repurchased in the Monthly Period                                               0.00



2.    SERVICING FEE
                 (a)  The aggregate amount of the Servicing Fee paid to the
                         Servicer with respect to the preceding Monthly Period                               195,945.58


3.    PAYMENT SHORTFALLS

                 (a)  The amount of the Certificateholders' Interest Carryover
                         Shortfall after giving effect to the payments set forth in
                         Paragraph A. 1. (b) above                                                                 0.00
                 (b)  The amount of the Certificateholder's Interest Carryover
                         Shortfall set forth in paragraph B.3. (a) above per $1,000
                         interest with respect to the Certificate:                                            0.0000000
                 (c)  The amount of the Certificateholders' Principal Carryover
                        Shortfall after giving effect to the payments set forth in
                        Paragraph A.1. (b) above                                                                   0.00
                 (d)  The amount of the Certificateholders' Principal Carryover Shortfall
                        set forth in paragraph B.3. (a) above per $1,000 interest with
                        respect to the Certificate:                                                                0.00

4.  TRANSFER OF SUBSEQUENT RECEIVABLES

                 (a)  Aggregate amount on deposit in the Prefunding Account on such Distribution Date after giving effect to all withdrawals
                        therefrom on such Distribution Date                                                        0.00

                 (b)  Aggregate amount on deposit in the Capitalized Interest Account on such Distribution Date after giving effect to all withdrawals
                        therefrom on such Distribution Date                                                        0.00

                 (c)  Aggregate amount on deposit in the Pre-Funding Account on the final Subsequent Transfer Date after giving effect to all withdrawals
                        therefrom on such Distribution Date                                                        0.00

                 (d)  The amount set forth in paragraph B.4. (a) per $1,000 interest in
                         the Certificates:                                                                    0.0000000

                 (e)  The amount set forth in paragraph B.4. (b) to be distributed to
                       Certificateholders per $1,000 interest in the Certificates:                            0.0000000

                 (f)  The amount set forth in paragraph B.4. (c) to be distributed to
                       Certificateholders per $1,000 interest in the Certificates:                            0.0000000

5.               (a)  The aggregate amount of collections by the Servicer during the
                        preceding Monthly Period                                                           4,473,098.02

                 (b)  The aggregate amount which was received by the Trust from the
                         Servicer during the preceding Monthly Period                                      4,473,098.02

                 (c)  The aggregate amount of reimbursements to the Security
                        Insurer during the preceding Monthly Period                                                0.00

                 (d)  The amount of Receivables that are delinquent for over:
                         30 days                                                                           7,500,770.92
                         60 days                                                                           2,499,985.15
                         90 days                                                                             629,530.60


     I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Certificateholder Statement.


                 THE  MONEY  STORE  AUTO  FINANCE  INC.






                                      BY:  \s\ Harry Puglisi
                                           ------------------
                                           HARRY PUGLISI
                                           TREASURER

                        THE MONEY STORE AUTO TRUST 1997-1
                 Class A-1 6.19% Money Store Asset Backed Notes
                       Class A-2 6.64% Asset Backed Notes



     IN ACCORDANCE WITH THE SALE AND SERVICING AGREEMENT DATED AS OF FEBRUARY 28, 1997, THE MONEY STORE AUTO FINANCE INC. REPORTS THE FOLLOWING INFORMATION PERTAINING TO SERIES 1997 - 1 FOR THE SEPTEMBER 15, 1997 DETERMINATION DATE

 DISTRIBUTION DATE      09/22/97         MONTHLY PERIOD                 Aug-97

A.   Information Regarding the Current Monthly Distribution:



     I.    NOTES
                     (a)  The aggregate amount of the distribution with respect to:
                                     Class A-1 Notes                                           3,974,953.37
                                     Class A-2 Notes                                             201,413.33


                     (b)  The amount of the distribution set forth in paragraph A. 1. (a)
                            above in respect of interest on:
                                     Class A-1 Notes                                             379,879.53              5.8(ii)
                                     Class A-2 Notes                                             201,413.33


                     (c)  The amount of the distribution set forth in paragraph A. 1. (a)
                            above in respect of principal of:
                                     Class A-1 Notes                                           3,595,073.84              5.8(i)
                                     Class A-2 Notes                                                   0.00


                     (d)  The amount of the distribution in A. 1. (a) payable pursuant to a claim on the Note Policy with respect to:
                                     Class A-1 Notes                                                   0.00              5.8(iii)
                                     Class A-2 Notes                                                   0.00


                     (e)  The remaining outstanding balance available to be drawn
                            under the Note Policy                                              4,176,366.70              5.8(iii)

                     (f)  The amount of the distribution set forth in paragraph A. 1. (a)
                           above per $1,000 interest in:
                                     Class A-1 Notes                                             43.6808063
                                     Class A-2 Notes                                              5.5333332


                     (g)  The amount of the distribution set forth in paragraph A. 1. (b)
                            above per $1,000 interest in:
                                     Class A-1 Notes                                              4.1745003
                                     Class A-2 Notes                                              5.5333332


                     (h)  The amount of the distribution set forth in paragraph A. 1. (c)
                            above per $1,000 interest in:
                                     Class A-1 Notes                                             39.5063059
                                     Class A-2 Notes                                              0.0000000


                     (i)  The amount of the distribution set forth in  paragraph A. 1. (d)
                           above per $1,000 interest in:
                                     Class A-1 Notes                                              0.0000000
                                     Class A-2 Notes                                              0.0000000



                     (j)  Prior to the Parity Date, from the Available Funds, to the Note
                           Distribution Account the amount of the distribution set forth in paragraph A. 1. (a) above in respect of principal of:
                                     Class A-1 Notes                                                   0.00
                                     Class A-2 Notes                                                   0.00


                     (k)  The amount of the distribution set forth in paragraph A. 1. (j)
                            above per $1,000 interest in:
                                     Class A-1 Notes                                              0.0000000
                                     Class A-2 Notes                                              0.0000000

B.    Information Regarding the Performance of the Trust:



      1.    POOL BALANCE AND NOTE PRINCIPAL BALANCE

                      (a)  The Pool Balance at the close of business
                              on the last day of the Monthly Period                          109,048,777.39              5.8(iv)

                      (b)  The aggregate outstanding principal amount of each
                             Class of Notes after giving effect to payments allocated
                             to principal as set forth in Paragraph A.1 (c) and (j) above with respect to:
                                      Class A-1 Notes                                         70,048,777.39              5.8(v)
                                      Class A-2 Notes                                         36,400,000.00


                      (c)  The Note Pool Factor for each Class of Notes after
                             giving effect to the payments set forth in paragraph
                             A.1 (c) with respect to:
                                      Class A-1 Notes                                             0.7697668
                                      Class A-2 Notes                                             1.0000000


                      (d)  The amount of aggregate Realized Losses for the
                             second preceding Monthly Period                                     711,801.42              5.8(viii)

                      (e)  The aggregate Purchase Amount for all Receivables
                             that were repurchased in the Monthly Period                               0.00              5.8(ix)

      2.    SERVICING FEE

                      (a)  The aggregate amount of the Servicing Fee paid to the
                             Servicer with respect to the preceding Monthly Period               195,945.58              5.8(vi)

      3.    PAYMENT SHORTFALLS

                      (a)  The amount of the Noteholders' Interest Carryover Shortfall after giving effect to the payments set forth in paragraph
                             A. 1. (b) above with respect to:
                                      Class A-1 Notes                                                  0.00              5.8(vii)
                                      Class A-2 Notes                                                  0.00


                      (b)  The amount of the Noteholders' Interest  Carryover  Shortfall set forth in paragraph B.3. (a) above per  $1,000 interest with respect to:
                                      Class A-1 Notes                                             0.0000000
                                      Class A-2 Notes                                             0.0000000


                      (c)  The amount of the Noteholders' Principal Carryover Shortfall after giving effect to the payments set forth in Paragraph
                             A. 1. (b) above with respect to:
                                      Class A-1 Notes                                                  0.00              5.8(vii)
                                      Class A-2 Notes                                                  0.00


                      (d)  The amount of the Noteholders' Principal Carryover Shortfall set forth in Paragraph B.3. (a) above per $1,000 interest
                             with respect to:
                                      Class A-1 Notes                                             0.0000000
                                      Class A-2 Notes                                             0.0000000



      4.    Transfer of Subsequent Receivables
                 (a)  Aggregate amount on deposit in the Pre-Funding
                        Account on such Distribution Date after giving effect
                        to all withdrawals therefrom on such Distribution Date                         0.00              5.8(x)

                 (b)  Aggregate amount on deposit in the Capitalized
                        Interest Account on such Distribution Date after giving
                        effect to all withdrawals therefrom on such Distribution
                        Date                                                                           0.00              5.8(x)

                 (c)  Aggregate amount on deposit in the Pre-Funding
                        Account on the final Subsequent Transfer Date after
                        giving effect to all withdrawals therefrom on such
                        Distribution Date                                                              0.00              5.8(xi)

                 (d)  the amount set forth in paragraph B.4 (a) per $1,000
                        interest in:
                                 Class A-1 Notes                                                  0.0000000
                                 Class A-2 Notes                                                  0.0000000


                 (e)  the amount set forth in paragraph B.4 (b) to be distributed to Noteholders per $1,000 interest in:
                                 Class A-1 Notes                                                  0.0000000
                                 Class A-2 Notes                                                  0.0000000


                 (f)  the amount set forth in paragraph B.4 (c) to be distributed to Noteholders per $1,000 interest in:
                                 Class A-1 Notes                                                  0.0000000
                                 Class A-2 Notes                                                  0.0000000


                 (g)   The Amount withdrawn from the Pre-Fund Account and transferred to the Collection Account (included in paragraph A .1 (c)):
                                 Class A-1 Notes                                                       0.00              5.8(xi)

                 (h)  the amount set forth in paragraph B.4 (g) to be distributed to Noteholders per $1,000 interest in:
                                 Class A-1 Notes                                                  0.0000000


      5.         (a)  The aggregate amount of collections by the Servicer
                        during the preceding Monthly Period                                    4,473,098.02              5.8(xii)

                 (b)  The aggregate amount which was received by the
                        Trust from the Servicer during the preceding Monthly
                        Period                                                                 4,473,098.02              5.8(xiii)

                 (c)  The aggregate amount of reimbursements to the
                        Security Insurer during the preceding Monthly
                        Period                                                                         0.00              5.8(xiv)

                 (d)  The amount of Receivables that are delinquent for
                        over:
                               30 days                                                         7,500,770.92              5.8(xv)
                               60 days                                                         2,499,985.15
                               90 days                                                           629,530.60

      6.         Other Information                                                                                              10.3

                 Weighted Average Coupon (WAC)                                                      19.170%

                 Weighted Average Remaining Terms (WARM)                                               48.6



     I, Harry Puglisi, Treasurer, represent that The Money Store Auto Finance Inc. complied with section 5.8 of the Sale and Servicing Agreement dated February 28, 1997 pertaining to Series 1997 - 1 in preparing the accompanying Noteholder Statement.


                 THE  MONEY  STORE  AUTO  FINANCE  INC.






                 BY:      \s\ Harry Puglisi
                          ------------------------------
                          HARRY PUGLISI
                          TREASURER